Exhibit 10.3

EIGHTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

(ASSET BASED)

THIS AGREEMENT made and entered into as of this 16th day of May, 2008 by and between Allin Corporation; Allin Interactive Corporation; Allin Corporation of California DBA: Allin Consulting; Allin Network Products, Inc.; Allin Holdings Corporation; Allin Consulting of Pennsylvania, Inc.; and Codelab Technology Group, Inc., having a business address of 381 Mansfield Ave Suite 400, Pittsburgh, PA 15220-2751, hereinafter “Borrower”;

AND

S&T Bank having its principal office located at 800 Philadelphia St, Indiana, PA, 15701; hereinafter “Lender”.

WHEREAS, the parties did enter into a Loan and Security Agreement (Asset Based) dated October 1, 1998, hereinafter “Loan Agreement”; and

WHEREAS, pursuant to that Loan Agreement, the Borrower executed uniform commercial code statements and a Revolving Credit Note; and

WHEREAS, the parties desire that Section 6.12 Prohibited Corporate Transactions of the Loan Agreement be modified.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby the parties agree as follows:

1. The Loan Agreement dated October 1, 1998, amended on March 25, 1999 (the “First Amendment”), September 30, 1999 (the “Second Amendment”), September 28, 2001 (the “Third Amendment”), September 26, 2005 (the “Fourth Amendment), September 26, 2005 (the “Fifth Amendment”), September 6, 2006 (the “Sixth Amendment”), and June 28, 2007 (the “Seventh Amendment”) is hereby amended by waiving the following provisions of Section 6.12:

Section 6.12(c) – waiver of the provision prohibiting Allin from entering into the earn out portion of the SharePoint Hosting agreement.

Section 6.12(g) – waiver of the provision restricting Allin related to its desire to “merge or agree to merge with or into or consolidate with any other person, corporation, firm or entity or acquire any material portion of the stock or assets or business of any person, corporation, firm or other entity.”

Section 6.12(h) – waiver of the provision prohibiting Allin from “conveying…. any of its property or assets” in exchange for the assets of SharePoint Hosting

2. In all respects the uniform commercial code statements and the Revolving Credit Note dated October 1, 1998, as amended from time to time, shall remain in full force and effect.

WITNESS the due execution hereof and intending to be legally bound hereby the day and year first above written.

ATTEST:	ALLIN CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN INTERACTIVE CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN CORPORATION OF CALIFORNIA

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN NETWORK PRODUCTS, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN HOLDINGS CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN CONSULTING OF PENNSYLVANIA, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	CODELAB TECHNOLOGY GROUP, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	S&T BANK

/s/ Susan D. Scarnato	By	/s/Ken Parsons
Assistant Secretary		Ken Parsons, Vice President